Goodwill and Other Intangible Assets (tables)	12 Months Ended
Dec. 31, 2013
Goodwill and Other Intangible Assets disclosure
Goodwill by segment [Table Text Block]

(in millions)	2013	2012
Business and International Insurance(1)	$2,499	$2,230
Bond & Specialty Insurance	495	495
Personal Insurance	613	613
Other	27	27

Total	$3,634	$3,365

(1)
Goodwill of $273 million was recorded at November 1, 2013 as a result of the acquisition of Dominion and is subject to the impact of changes in foreign currency exchange rates. At December 31, 2013, goodwill related to Dominion was $268 million.

Other intangible assets by major asset class [Table Text Block]

(at December 31, 2013, in millions)	Gross Carrying Amount	Accumulated Amortization	Net
Intangibles subject to amortization
Customer-related(1)	$460	$414	$46
Fair value adjustment on claims and claim adjustment expense reserves, reinsurance recoverables and other contract-related intangibles(2)	201	113	88

Total intangible assets subject to amortization	661	527	134
Intangible assets not subject to amortization(3)	217	—	217

Total other intangible assets	$878	$527	$351

(at December 31, 2012, in millions)	Gross Carrying Amount	Accumulated Amortization	Net
Intangibles subject to amortization
Customer-related	$455	$383	$72
Fair value adjustment on claims and claim adjustment expense reserves and reinsurance recoverables(2)	191	98	93

Total intangible assets subject to amortization	646	481	165
Intangible assets not subject to amortization	216	—	216

Total other intangible assets	$862	$481	$381

(1)
Customer-related intangibles of $5 million were recorded in connection with the acquisition of Dominion in 2013.

(2)
Fair value adjustments of $5 million and $191 million were recorded in connection with the acquisition of Dominion in 2013 and in connection with the merger of The St. Paul Companies, Inc. and Travelers Property Casualty Corp. in 2004, respectively, and were based on management's estimate of nominal claims and claim adjustment expense reserves and reinsurance recoverables. The method used calculated a risk adjustment to a risk-free discounted reserve that would, if reserves ran off as expected, produce results that yielded the assumed cost-of-capital on the capital supporting the loss reserves. The fair value adjustments are reported as other intangible assets on the consolidated balance sheet, and the amounts measured in accordance with the acquirer's accounting policies for insurance contracts have been reported as part of the claims and claim adjustment expense reserves and reinsurance recoverables. The intangible assets are being recognized into income over the expected payment pattern. Because the time value of money and the risk adjustment (cost of capital) components of the intangible assets run off at different rates, the amount recognized in income may be a net benefit in some periods and a net expense in other periods. Additionally, $5 million of contract-related intangibles were recorded related to operating leases in connection with the acquisition of Dominion in 2013.

(3)
Intangible assets not subject to amortization of $1 million were recorded in connection with the acquisition of Dominion in 2013.

Amortization expense for other intangible assets by major asset class [Table Text Block]

(for the year ended December 31, in millions)	2013	2012	2011
Customer-related	$31	$33	$47
Fair value adjustment on claims and claim adjustment expense reserves, reinsurance recoverables and other contract-related intangibles	15	19	22

Total amortization expense	$46	$52	$69